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                                                                  Exhibit 10.20

[LOGO]

LYCOS(TM)
Your Personal Internet Guide

www.lycos.com
www.tripod.com
www.whowhere.com

Offices:
     New York  (212) 549-2100
San Francisco  (415) 281-8721
   Pittsburgh  (412) 208-1000
      Waltham  (781) 370-2700
 Williamstown  (413) 458-2615
      Chicago  (773) 281-8390

 Philadelphia  (610) 701-5779
  Los Angeles  (310) 914-0195
      Atlanta  (404) 238-0534
  New England  (603) 924-4983
 Mountainview  (650) 938-4400
       Dallas  (214) 800-8767

Send all payments to:
  Lycos, Inc.
  P0 Box 6255
  Boston, MA 02212-6255

                       LYCOS NETWORK ADVERTISING CONTRACT

Advertiser:                   Lowestfare.com
  Address1:
  Address2:
Agent/Agency                  Global Travel Marketing Services
  Billing Contact Name:       Terry O'Neal
  Billing Address1:           980 Kelly Johnson Drive
  Billing Address2:           Las Vegas, NV 89119
  Telephone Number:           702-260-3602
  Fax Number:                 702-260-3772

Technical Contact:            Greg Monton
 Telephone:                   702-260-3603
 eMail:
Reporting Contact:            Steve Lay
 Telephone:                   714-249-4935
 eMail:
Online Reporting:
 User Name:
 Password (8 chars):
Advertiser's URL:


                                                            Date                                      Discount
  Target/                Keyword                       --------------                  Gross  Gross  (if applicable)   Net     Net
  Keyword      Excl.      Res ID      Description      Start      End     Impressions   CPM    Cost                    Cost    CPM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               --        --              --     --
                                                                                                         --                     --
                                                                                                         --                     --
Per Attached Addendum                               10/28/98     10/27/99     ***                        --          ***       ***
Per Attached Addendum                               10/28/99     10/27/00     ***                        --          ***       ***
                                                                                                         --
                                                                                               --        --              --     --
                                                                                               --        --              --     --
                                                                                                                         --     --
                                                                                                                         --     --
                                                                                                                         --     --
                                                                                                                         --     --
                                                                                                                         --     --
                                                                                                                         --     --
                                                                                                                         --     --
                                                                                                                         --     --
                                                                           -----------  -----------------------------------
                                                                               ***             --        --          ***

(For internal purposes only)
Advertising Contract Split             Yes        No                  Advertiser/Agent signature ___________________________________
Repeat/First time advertiser         Repeat    First Time                                                                   DATE
Technical/Non Technical               Tech     Non Tech
Keyword/ Target/ Impr/ Comb       Key   Tgt    Impr   Combo      Lycos account manager signature  __________________________________
Domestic/ International client         Dom       Intern
Number of brands represented       _______________________   Credit Card Number (AmEx, MC, Visa)  _________________  Exp. Date______

   This advertising contract is subject to the attached Terms and Conditions.


                     ***[CONFIDENTIAL TREATMENT REQUESTED]
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                              Terms and Conditions

1. General. A signed contract must be submitted to Tripod five days in advance of initial publication date. By submitting advertising for inclusion on the Tripod site, advertiser/agency agrees to be bound by the terms of this contract. No conditions other than those set forth herein shall be binding on Tripod unless specifically agreed to in writing by Tripod. Tripod will not be bound by conditions printed or appearing on order blanks or copy instructions submitted by or on behalf of the advertiser/agency. This contract supersedes all terms and conditions on Tripod rate cards.

2. Changes and Cancellations. All artwork must be received at least five days in advance of publication date. Cancellations or copy changes will not be accepted after the published closing date to the update to the Tripod site. Changes to artwork must be received by Tripod at least three days in advance of requested change date. Any change orders must be made in writing and acknowledged by Tripod. Change orders cannot be submitted any more frequently than once every fourteen days. The initial term of this contract shall be one year from the date of this contract ("Initial Term"). This contract may not be terminated by Tripod or advertiser/agency during the Initial Term; provided, however, either party may terminate this contract at any time in the event of a material breach by the other party which remains uncured after thirty (30) days' written notice thereof This contract shall automatically be extended for an additional one year period pursuant to the terms stated herein ("Renewal Term"), except in the event of one of the following: (a) the contract is terminated for material breach, (b) the contract is terminated by mutual agreement of the parties, or (c) the parties cannot mutually agree on the termination provisions to be in effect during the Renewal Term. The parties will commence negotiation of the mutual termination provisions in good faith no later than forty-five (45) days prior to the end of the Initial Term. In the event that the parties cannot reach a mutual agreement prior to the end of the Initial Term, or as negotiations may be extended by the parties, this contract shall terminate on the 60th day of the Renewal Term. In the event that Tripod desires to exercise its right to terminate this contract during the Renewal Term because Tripod has received, and wishes to accept a written offer in good faith from another person or entity to purchase, for a higher amount, any inventory purchased by Lowestfare under the contract, prior to terminating the contract, Tripod will offer Lowestfare (pursuant to a written notice which shall set forth in reasonable detail the material terms of such offer, or provide a copy of the offer to purchase) an opportunity to match or exceed the offered price. Lowestfare must respond to any notice from Tripod regarding such additional offer within three (3) business days of receipt by Lowestfare of such notice. If Lowestfare fails to respond or responds in the negative, Lycos is under no further obligation to Lowestfare with respect to such inventory.

3. Payment. Lowestfare will pay Tripod 1/3 of the first year's payment upon the contract's signing, 1/3 on Feb. 1, 1999 and the remaining 1/3 on June 1, 1999. In the Renewal
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      Term, the same schedule of payments will apply. If payment is not made within 30 days of invoice date, Tripod at its option, may terminate the contract. In addition, advertiser/agency shall be liable to Tripod for all attorney's fees and other costs of collection. Interest will accrue on any past due amounts at the rate of one and one-half (1 1/2%) percent per month, but not in excess of the lawful maximum. Tripod shall have the right to hold the advertiser and/or its agency or agent jointly and severally liable for all amounts due.

4. Frequency and Discounts. If Tripod fails to provide the guaranteed number of impressions, Tripod will make good on this contract by providing advertiser with additional impressions within one hundred twenty (120) days of the end of the Renewal Term, and if there is no Renewal Term, the Initial Term (the "Cure Period"). In the event that Tripod fails to deliver the guaranteed number of impressions during the Cure Period. Tripod will refund a pro rata portion of the amount paid by advertiser/agency under the contract. Tripod will not make good for under-delivery due to delays caused by advertiser/agency.

5. Licenses and Indemnification. The advertiser/agency represents that the advertiser is the owner or is licensed to use the entire contents and subject matter contained in its advertising and collateral information, including, without limitation: (a) the names and/or pictures of persons;
      (b) any copyrighted material, trademarks and/or depictions of trademarked goods or services; and (c) any testimonials or endorsements contained in any advertisement submitted to Tripod. In consideration of Tripod acceptance of such advertisements and information for publication, the advertiser and agency will jointly and severally indemnify and hold Tripod harmless against all loss, liability, damage and expense of any nature (including attorney's fees) arising out of the copying, printing, distributing, or publishing of advertiser's/agency's advertisements. If advertiser possesses any preexisting copyright interests in the advertisements, advertiser grants Tripod the right to use, reproduce, and distribute the advertisements.

6. Key Words and Phrases. Each advertiser may be given a "first right" to its exact company name and trademarks for keyword/phrase advertising. Tripod may pre-empt an existing key work/phrase advertiser by submitting a three-month advertising contract. The existing contract-holder for the key word/phrase will be provided with a two-week notification of preemption and will receive a pro-rated refund for any unfulfilled number of guaranteed impressions. If two or more advertisers have the same name or trademark, the allocation will be on a first-come basis and the existing contract will take precedence.

7. Rejections. Tripod reserves the right, without liability (unless Lycos has not acted in good faith), to reject, omit or exclude any advertisement or to reject or terminate any links for any reason at any time, with or without notice to the advertiser/agency, and whether or not such advertisement or link was previously acknowledged, accepted, or published.

8. Limitation of Liability. Tripod shall not be liable for any errors in content or omissions.
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      Should an error appear in an advertisement, Tripod liability will be limited to the cost of the advertisement (prorated for the publishing completed). Tripod will not be liable for any delays in delivery and/or non-delivery in the event of an act of God, action by any government entity, transportation, strike, network difficulties, electronic malfunction, etc. or any feasibility, reliability, or effectiveness related to the Tripod site. Tripod does not represent or warrant that the Tripod site will meet the objectives or needs of advertiser/agency or any third party. In no event will Tripod be liable for any failure, disruption, downtime, interruption, miscalculation, delay, inaccuracy, or any other nonperformance related to the Tripod site.

      UNDER NO CIRCUMSTANCES WILL TRIPOD BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEOUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, FOR LOST INCOME OR PROFITS, IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, EVEN IF TRIPOD HAS BEE ADVISED AS TO THE POSSIBILITY OF SUCH DAMAGES.

9. Choice of Law and Forum. This contract shall be interpreted and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws provision, and with the same force and effect as if fully executed and performed therein. Each party hereby consents to the personal jurisdiction of the Commonwealth of Massachusetts, acknowledges that venue is proper in any state or Federal court in the Commonwealth of Massachusetts, agrees that any action related to this Agreement must be brought in a state or Federal court in the Commonwealth of Massachusetts, and waives any objection that may exist, now or in the future, with respect to any of the foregoing.

10. Miscellaneous. This contract cannot be sold, assigned or transferred by advertiser/agency to any party. However, Lowestfare has the right to assign this contract to its successors, affiliates or subsidiaries now existing or hereafter organized provided such party is not a direct competitor of Lycos, Inc. If any portion of the contract is found unenforceable for any reason, the remainder will remain in full force and effect. No waiver by Tripod shall operate as a waiver of any other provision or any subsequent default. This document represents the entire agreement of the parties; Tripod will not be bound by the representations of any agents, brokers, or other third parties. Any modifications must be in writing and signed by an authorized representative of Tripod.

The undersigned is legally empowered with due corporate authority to enter into this Contract and agrees to be bound by the Terms and Conditions of this contract.

          Advertiser or Agent                          Tripod, Inc.
______________________________________  ________________________________________


______________________________________  ________________________________________
             Signature                                 Signature
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______________________________________  ________________________________________
               Date                                       Date